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                                                                      Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Annual Report
(Form 10-K) of American Income Partners III-A Limited Partnership of our report dated March 12, 1996, included in the 1995 Annual Report to the Partners of American Income Partners III-A Limited Partnership.


                                                           /s/ Ernst & Young LLP

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 12, 1996



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